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                                                                    EXHIBIT 21.1

               SUBSIDIARIES OF FELCOR LODGING LIMITED PARTNERSHIP
                                 (as of 8/30/00)

    The following lists all of the subsidiaries of FelCor Lodging Limited Partnership by name, state of organization and type of entity.

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
                                                                STATE AND FORM OF
               NAME                                               ORGANIZATION
FelCor/CSS Hotels, L.L.C.                              Delaware; Limited Liability Company
FelCor/CSS Holdings, L.P.                              Delaware; Limited Partnership
FelCor/St. Paul Holdings, L.P.                         Delaware; Limited Partnership
FelCor/Charlotte Hotel, L.L.C.                         Delaware; Limited Liability Company
FelCor/Indianapolis Hotel, L.L.C.                      Delaware; Limited Liability Company
E.S. Charlotte Limited Partnership                     Minnesota; Limited Partnership
E.S. North, an Indiana Limited Partnership             Indiana; Limited Partnership
FCH/PSH, L.P.                                          Pennsylvania; Limited Partnership
FelCor Lodging Holding Company, L.L.C.                 Delaware; Limited Liability Company
FelCor Lodging Company, L.L.C.                         Delaware; Limited Liability Company
FelCor Hotel Operating Company, L.L.C.                 Delaware; Limited Liability Company
FelCor Pennsylvania Company, L.L.C.                    Delaware; Limited Liability Company
FelCor Hospitality Holding Company, L.L.C.             Delaware; Limited Liability Company
FelCor Hospitality Company, L.L.C.                     Delaware; Limited Liability Company
FelCor Hotel Asset Company, L.L.C.                     Delaware;  Limited Liability Company
FHAC Nevada Holdings, L.L.C.                           Nevada; Limited Liability Company
FHAC Texas Holdings, L.P.                              Texas; Limited Partnership
FelCor HHCL Company, L.L.C.                            Delaware; Limited Liability Company
FelCor Hotels GenPar, L.L.C.                           Delaware; Limited Liability Company
FelCor Hotels LimPar, L.L.C.                           Delaware; Limited Liability Company
HHHC GenPar, L.P.                                      Delaware; Limited Partnership
FelCor Hotel Company, Ltd.                             Texas; Limited Partnership
FelCor Hotels GenPar II, L.L.C.                        Delaware; Limited Liability Company
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
                                                                STATE AND FORM OF
               NAME                                               ORGANIZATION
FelCor Hotel Company II, Ltd.                          Texas; Limited Partnership
FelCor Chat-Lem, L.L.C.                                Delaware; Limited Liability Company
HI Chat-Lem/Iowa - New Orleans Venture                 Louisiana; General Partnership
FelCor Philadelphia Center, L.L.C.                     Delaware; Limited Liability Company
FelCor Marshall Motels, L.L.C.                         Delaware; Limited Liability Company
Center City Hotel Associates                           Pennsylvania; Limited Partnership
FelCor Hotels Financing II, L.L.C.                     Delaware; Limited Liability Company
FelCor Hotels Financing I, L.L.C.                      Delaware; Limited Liability Company
FelCor Hotels Investments I, Ltd.                      Texas; Limited Partnership
FelCor Hotels Investments II, Ltd.                     Texas; Limited Partnership
FelCor Salt Lake, L.L.C.                               Delaware; Limited Liability Company
FelCor St. Louis Company, L.L.C.                       Delaware; Limited Liability Company
FelCor Canada Holding GP, L.L.C.                       Delaware; Limited Liability Company
FelCor Canada Holding, L.P.                            Delaware; Limited Partnership
FelCor Canada Co.                                      Nova Scotia; Unlimited Liability Company
FelCor Omaha Hotel Company, L.L.C.                     Delaware; Limited Liability Company
FelCor Country Villa Hotel, L.L.C.                     Delaware; Limited Liability Company
FelCor Moline Hotel, L.L.C.                            Delaware; Limited Liability Company
FelCor Eight Hotels, L.L.C.                            Delaware; Limited Liability Company
EPT Meadowlands Limited Partnership                    Delaware; Limited Partnership
EPT Kansas City Limited Partnership                    Delaware; Limited Partnership
EPT San Antonio Limited Partnership                    Delaware; Limited Partnership
EPT Austin Limited Partnership                         Delaware; Limited Partnership
EPT Overland Park Limited Partnership                  Delaware; Limited Partnership
EPT Atlanta - Perimeter Center Limited Partnership     Delaware; Limited Partnership
EPT Raleigh Limited Partnership                        Delaware; Limited Partnership
EPT Covina Limited Partnership                         Delaware; Limited Partnership
Promus/FCH Condominium Company, L.L.C.                 Delaware; Limited Liability Company
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
                                                                STATE AND FORM OF
               NAME                                               ORGANIZATION
Promus/FCH Development Company, L.L.C.                 Delaware; Limited Liability Company
Promus/FelCor San Antonio Venture                      Texas; General Partnership
Promus/FelCor Parsippany Venture                       New Jersey; General Partnership
MHV Joint Venture                                      Texas; General Partnership
Promus/FelCor Lombard Venture                          Illinois; General Partnership
Promus/FelCor Hotels, L.L.C.                           Delaware; Limited Liability Company
Kingston Plantation Development                        Delaware; Corporation
     Corporation
Promus/FelCor Manager, Inc.                            Delaware; Corporation
FelCor/New Orleans Annex, L.L.C.                       Delaware; Limited Liability Company
Brighton at Kingston Plantation, L.L.C.                Delaware; Limited Liability Company
FCH/DT Hotels, L.L.C.                                  Delaware; Limited Liability Company
FCH/DT Holdings, L.P.                                  Delaware; Limited Partnership
FCH/DT BWI Holdings, L.P.                              Delaware; Limited Partnership
FelCor/LAX Hotels, L.L.C.                              Delaware; Limited Liability Company
FelCor/LAX Holdings, L.P.                              Delaware; Limited Partnership
Los Angeles International Airport Hotel                Texas; Limited Partnership
     Associates, a Texas limited partnership
Park Central Joint Venture                             Texas; General Partnership
FelCor Airport Utilities, L.L.C.                       Delaware; Limited Liability Company
FelCor/MM Hotels, L.L.C.                               Delaware; Limited Liability Company
FelCor/MM Holdings, L.P.                               Delaware; Limited Partnership
Tysons Corner Hotel Company, L.L.C.                    Delaware; Limited Liability Company
FelCor/MM S-7 Hotels, L.L.C.                           Delaware; Limited Liability Company
FelCor/MM S-7 Holdings, L.P.                           Delaware; Limited Partnership
FelCor/CMB Buckhead Hotel, L.L.C.                      Delaware; Limited Liability Company
FelCor/CMB Corpus Hotel, L.L.C.                        Delaware; Limited Liability Company
FelCor/CMB Corpus Holdings, L.P.                       Delaware; Limited Partnership
FelCor/CMB Deerfield Hotel, L.L.C.                     Delaware; Limited Liability Company
FelCor/CMB Marlborough Hotel, L.L.C.                   Delaware; Limited Liability Company
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
                                                                STATE AND FORM OF
               NAME                                               ORGANIZATION
FelCor/CMB New Orleans Hotel, L.L.C.                   Delaware; Limited Liability Company
FelCor/CMB Orsouth Hotel, L.L.C.                       Delaware; Limited Liability Company
FelCor/CMB Orsouth Holdings, L.P.                      Delaware; Limited Partnership
FelCor/CMB Piscataway Hotel, L.L.C.                    Delaware; Limited Liability Company
FelCor/CMB SSF Hotel, L.L.C.                           Delaware; Limited Liability Company
FelCor/CMB SSF Holdings, L.P.                          Delaware; Limited Partnership
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